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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  Form 8-K
                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 24, 1997


                                Salomon Inc
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           (Exact name of registrant as specified in its charter)



              Delaware                   1-4346              22-1660266
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  (State or Other Jurisdiction   (Commission File Number)  (IRS Employer
         of Incorporation                                   Identification
                                                              Number)

Seven World Trade Center
   New York, New York                                  10048
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(Address of principal executive offices)             (Zip Code)

                               (212) 783-7000
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            (Registrant's telephone number, including area code)

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       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

          On September 24, 1997, Salomon Inc (the "Registrant") and Travelers Group Inc. ("Travelers") announced that they have entered into an Agreement and Plan of Merger dated as of September 24, 1997 (the "Merger Agreement"), which is filed herewith as Exhibit 2 and is incorporated herein by reference, pursuant to which a wholly owned subsidiary of Travelers will merge (the "Merger") with and into the Registrant. Under the terms of the Merger Agreement, each share of the common stock, par value $1.00 per share, of the Registrant will be exchanged for 1.13 shares of the common stock, par value $.01 per share, of Travelers, each share of preferred stock of the Registrant will be converted into a share of a substantially identical series of preferred stock of Travelers and the Registrant will become a wholly owned subsidiary of Travelers. The transaction will be accounted for as a pooling of interests. The
Merger, which is expected to be completed in late 1997, is subject to customary closing conditions, including certain regulatory approvals and the approval of the Registrant's stockholders. After the Merger, the Registrant and Smith Barney Holdings Inc. will merge.

          The Registrant and Travelers issued a joint press release announcing the Merger Agreement on September 24, 1997, which is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements.

              None.

         (b)  Financial Information.

              None.

         (c)  Exhibits.

              See the Index to Exhibits attached hereto.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SALOMON INC,

Date:  September 24, 1997          by /s/ Jerome H. Bailey
                                   ---------------------------
                                   Name:  Jerome H. Bailey
                                   Title: Chief Financial Officer

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                               EXHIBIT INDEX


Exhibit                             Description
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2         Agreement and Plan of Merger dated as of
          September 24, 1997 among Travelers Group Inc., Diamonds
          Acquisition Corp. and Salomon Inc.

99 Press release dated September 24, 1997 issued by Salomon Inc and Travelers Group Inc., announcing the execution and delivery of the Merger Agreement.